Exhibit 10.2
                   STOCK OPTION AGREEMENT

                    THIS   STOCK   OPTION  AGREEMENT   (this
"Agreement"), made this 10th day of August, 2005, by and between Digital Lifestyles Group, Inc., a Delaware corporation (the "Company") and Andy Teng, an individual having a residence of Diamond Bar, California ("Optionee").


                    W I T N E S S E T H:
                    --------------------

                    WHEREAS,    pursuant  to  an  Employment
Agreement, dated as of even date herewith, by and between the Company and Optionee (the "Employment Agreement"), the Company desires to afford Optionee the opportunity to acquire the Company's common stock, $0.03 par value per share ("Common Stock"), so that Optionee may have a direct proprietary interest in the Company's success; and

                  WHEREAS, the Compensation Committee of the
Board  of  Directors  of the Company (the  "Committee")  has
approved    the  grant  of  the  stock  option  contemplated
hereunder.

                   NOW,    THEREFORE,   in consideration  of
the covenants and agreements herein contained, the parties hereto hereby agree as follows:

                   1. Grant of Option.  Subject  to the term
and conditions set forth herein, the Company hereby grants to Optionee, during the period commencing on the date of this Agreement and ending on the close of business on the day of the third (3rd) anniversary of the date hereof (the "Termination Date"), the right and option (the right to purchase any one share of Common Stock hereunder being an "Option") to purchase from the Company, at a price of $0.20 per share (the "Option Price"), an aggregate of 3,000,000 shares of Common Stock (the "Option Shares"), on a fully diluted basis, as of the Effective
Date (as defined in the Employment Agreement).

                   2.  Limitation  on  Exercise  of  Option.
Subject to the terms and conditions set forth herein, the Option will vest and become exercisable as to 8.333% of the Option Shares subject to the Options on and after the first monthly anniversary of the Effective Date and as to any additional 8.333% of such shares on each monthly anniversary thereafter until the Option is 100% vested; provided, that, Optionee is still employed by the Company on such anniversary dates. Notwithstanding the foregoing, upon a Change in Control (as defined in the Employment Agreementthe Company's 2004 Stock Incentive Option), the unvested portion of the Option shall become automatically vested and exercisable; provided, that, Optionee is employed by the Company on the date of such Change in Control.

                    3.    Termination  of  Employment.   Any
unvested Options held by Optionee upon termination of employment for any reason shall terminate and cease to be exercisable and any vested Options shall remain exercisable and outstanding for 1890 days following such termination (but in no event beyond the term of the Option), and shall thereafter terminate. Nothing in this Agreement shall confer upon Optionee any right or obligation to continue in the employ of the Company or limit in any way the right of the Company or Optionee to terminate Optionee's employment at any time and for any reason (or no reason).

                  4. Method of Exercising Option.

                   (a)  Options,  to the extent  vested  and
exercisable, may be exercised, in whole or in part, by giving written notice of exercise to the Company in such form as may be approved by the Company which shall specify, among other items, the number of shares of Common Stock to be purchased, any restrictions imposed on the Option Shares, and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable law. Such notice shall be accompanied by the payment in full of the Option Price. Such payment shall be made in cash or by check.

                   (b)  At  the  time of exercise,  Optionee
shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of Options granted hereunder, if any. Such payment shall be made in cash or by check.

                    5.   Issuance  of  Shares.   Except   as
otherwise   provided  in  this  Agreement,  as  promptly  as
practicable after receipt of such written notification of exercise and full payment of the Option Price and any required income tax withholding, the Company shall issue or transfer to Optionee the number of Option Shares with respect to which Options have been so exercised, and shall deliver to Optionee a certificate or certificates therefor, registered in Optionee's name.

                   6.   Representations  and  Warranties  of
Optionee.   Optionee represents and warrants to the  Company
that:

                   (a)  Optionee  has  received  a copy  of,
and    has   read   and  understands,   the  terms  of  this
Agreement, and agrees to be bound by its terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon the exercise of the Options or disposition of the shares of Common Stock once exercised, and that Optionee should consult a tax adviser prior to such time.

                    (b)  Optionee  has  had  access  to  all
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Optionee reasonably considers important in making the decision to purchase the Common Stock, and Optionee has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                  (c)  Optionee  is fully  aware of: (i) the
highly   speculative  nature  of  the   investment   in  the
Common   Stock;   (ii)  the   financial   hazards  involved;
(iii) the lack of liquidity of the Common Stock and the restrictions on transferability of the Common Stock (e.g., that Optionee may not be able to sell or dispose of the Common Stock or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Common Stock. Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                  (e) At no time was Optionee presented with
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Common Stock.

                    (f)   Optionee  agrees  to   sign   such
additional documentation as may reasonably be required from time to time by the Company.

                   (g)  Optionee's  principal  residence  is
located in the State of California.

                    7.   Compliance  with  Securities  Laws.
Optionee understands and acknowledges that the Common Stock has been registered with the Securities Exchange Commission (the "SEC") under the Securities Act and that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Common Stock is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

                    8.    Optionee.   Whenever    the   word
"Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

                   9.  Non-Transferability.  The Options are
not transferable by Optionee otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution, and are exercisable during Optionee's lifetime only by him/her. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

                  10.  Rights as Shareholder.  Optionee or a
transferee of the Options shall have no rights as shareholder with respect to any Option Shares until he/she shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such Option Shares for which the record date is prior to the date upon which he shall become the holder of record thereof.

                  11. Adjustments.

                   (a)  Capitalization Adjustments.  In  the
event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "Event"), and in the Company's opinion, such event affects the Common Stock such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Company shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) subject to any outstanding Options and (ii) the Option Price with respect to any Option. The Company's determination under this Section 13(a) shall be made in its sole discretion.

                   (b)  Termination  of  Options.  Upon  the
occurrence of an Event or similar corporate event or transaction in which outstanding Options are not to be assumed or otherwise continued following such an Event or similar corporate event or transaction, the Company may provide that such Option shall be exercisable (whether or not vested) as to all shares covered thereby for at least ten (10) days prior to such Event or similar
corporate    event   or  transaction  and  shall  thereafter
terminate.

                     (c)    Future     Transactions.     The
existence of this Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                   12.  Compliance with Law. Notwithstanding
any of the provisions hereof, Optionee hereby agrees that he/she will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuanceor transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                  13.     Notice.   Every  notice  or  other
communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to Optionee may be given to Optionee personally or may be mailed to him at his address as recorded in the records of the Company.

                  14.    Nonqualified  Stock  Options.   The
Options granted hereunder are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  15.  Binding Effect.  Subject  to  Section
11   hereof,  this Agreement  shall  be  binding   upon  the
heirs,   executors,  administrators  and successors  of  the
parties hereto.

                  16.   Governing Law.  This Agreement shall
be construed in accordance with and governed by the laws of the State of California, without regard to its conflicts of law principles.

                  17.    Severability.  If  any   provisions
of this Agreement as applied to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

                  18.  Entire  Agreement.    This  Agreement
constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, with respect thereto. Option acknowledges that this Agreement fully satisfies the Company's obligations under the Employment Agreement with respect to the subject matter hereof.

                  19. Amendment.   No term of this Agreement
may be amended, nor may the observance of any term of this Agreement be waived (either generally or in a particular instance and either retroactively or prospectively), except by an instrument in writing and signed by the party against whom such amendment or waiver is sought to be enforced.

                   20. Counterparts.  This Agreement may  be
executed  in two or more counterparts, each of which   shall
be   deemed  an  original,  but all of which together  shall
constitute one and the same instrument.

                  21.    Jurisdiction.  Optionee    consents
to    the    personal  jurisdiction  of the  courts  of  the
County of Los Angeles and State of California and of the United States District Court for the Southern District of California, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to at the address provided in the Preamble. Optionee also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Optionee waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect such dispute or controversy. Nothing contained herein shall be deemed to prevent the Company from effecting service of process upon Optionee in any other manner permitted by law or from commencing any action in any court having competent jurisdiction.

                    [signature page next]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                    DIGITAL LIFESTYLES GROUP, INC.



                      By: /s/ Jay Furrow
                      ----------------
                      Name:    Jay Furrow
                      Title: Director



                       /s/ Andy Teng
                       -------------------
                       Andy Teng